Exhibit 10.12.5

AMENDMENT NO. 5

TO

LOAN AND SECURITY AGREEMENT

THIS AMENDMENT NO. 5 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of December 22, 2015 and is entered into by and among (a) INSMED INCORPORATED, a Virginia corporation (“Parent”), INSMED PHARMACEUTICALS, INC., a Virginia corporation (“Insmed Pharma”), CELTRIX PHARMACEUTICALS, INC., a Delaware corporation (“Celtrix”), TRANSAVE, LLC, a Delaware limited liability company (“Transave”, together with Parent, Insmed Pharma, and Celtrix are hereinafter collectively referred to as the “Borrowers” and each individually as a “Borrower”), and (b) HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Hercules Growth”), HERCULES CAPITAL FUNDING TRUST 2012-1, a statutory trust created and existing under the laws of the State of Delaware (“Hercules 2012”), and HERCULES CAPITAL FUNDING TRUST 2014-1, a statutory trust created and existing under the laws of the State of Delaware (“Hercules 2014”, together with Hercules Growth and Hercules 2012 collectively referred to as the “Lender”). Capitalized terms used herein without definition shall have the same meanings given them in the Loan Agreement (as defined below).

RECITALS

A.            Borrowers and Lender have entered into that certain Loan and Security Agreement dated as of June 29, 2012, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of July 24, 2012, as amended by that certain Amendment No. 2 to Loan and Security Agreement dated as of November 25, 2013, as amended by that certain Amendment No. 3 to the Loan and Security Agreement dated as of December 15, 2014, and as further amended by that certain Consent and Amendment No. 4 to the Loan and Security Agreement dated as of June 9, 2015 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lender has extended and make available to Borrowers certain extensions of credit.

B.            Borrowers and Lender have agreed to amend the Loan Agreement upon the terms and conditions more fully set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing Recitals and intending to be legally bound, the parties hereto agree as follows:

1.             AMENDMENT.

1.1          Section 1.1 (Definitions and Rules of Construction). The following definitions set forth in Section 1.1 of the Loan Agreement shall be amended in their entirety and replaced with the following:

“Amortization Date” means October 1, 2016.

“Term Loan Maturity Date” means January 1, 2018.

2.             BORROWERS’ REPRESENTATIONS AND WARRANTIES. Each Borrower represents and warrants that:

(a)           immediately upon giving effect to this Amendment (i) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (ii) no Event of Default has occurred and is continuing;

(b)           such Borrower has the corporate or limited liability company, as applicable, power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

(c)           the certificate of incorporation, bylaws and other organizational documents of such Borrower delivered to Lender on the Closing Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

(d)           the execution and delivery by such Borrower of this Amendment and the performance by such Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate or limited liability company, as applicable, action on the part of such Borrower;

(e)           this Amendment has been duly executed and delivered by such Borrower and is the binding obligation of such Borrower, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

(f)            as of the date hereof, such Borrower has no defenses against the obligations to pay any amounts under the Secured Obligations.

Each Borrower understands and acknowledges that Lender is entering into this Amendment in reliance upon, and in partial consideration for, the above representations and warranties, and agrees that such reliance is reasonable and appropriate.

3.             LIMITATION.  The amendments set forth in this Amendment shall be limited precisely as written and shall not be deemed (a) to be a waiver or modification of any other term or condition of the Loan Agreement or of any other instrument or agreement referred to therein or to prejudice any right or remedy which Lender may now have or may have in the future under or in connection with the Loan Agreement or any instrument or agreement referred to therein; or (b) to be a consent to any future amendment or modification or waiver to any instrument or agreement the execution and delivery of which is consented to hereby, or to any waiver of any of the provisions thereof. Except as expressly amended hereby, the Loan Agreement shall continue in full force and effect.

4.             EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of all the following conditions precedent:

4.1          Election to Extend; Fee. The Borrowers are electing to extend the Term Loan Maturity Date as set forth under the definition of “Term Loan Maturity Date” (as such term was defined in Amendment No. 3 to the Loan and Security Agreement dated as of December 15, 2014) and shall pay Agent a fully-earned, non-renewable facility fee equal to Two Hundred Fifty Thousand Dollars ($250,000.00) as required under the definition of “Financing Event”.

4.2          Expenses.  The Borrowers shall have paid all of Lender’s reasonable, documented costs and out-of-pocket expenses in connection with this Amendment.

4.3          Amendment.  The Lender shall have received duly executed counterparts of this Amendment signed by the parties hereto.

5.             Future Amendments.  To the extent Borrower and Lender enter into a substantial restructure of the Loan Agreement, in Lender’s sole and absolute discretion and based upon its then current underwriting credit criteria, Lender agrees to apply the facility fee received pursuant to Section 4.1 hereof, towards the payment of any facility fee due in connection with such restructure.

6.             COUNTERPARTS.  This Amendment may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original of this Amendment.

7.             INCORPORATION BY REFERENCE.       The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly authorized and caused this Amendment to be executed as of the date first written above.

BORROWERS:

INSMED INCORPORATED

By:	/s/ Andrew T. Drechsler
Name:	Andrew T. Drechsler
Title:	CFO

INSMED PHARMACEUTICALS, INC.

By:	/s/ Andrew T. Drechsler
Name:	Andrew T. Drechsler
Title:	CFO

TRANSAVE, LLC

By:	/s/ Andrew T. Drechsler
Name:	Andrew T. Drechsler
Title:	CFO

CELTRIX PHARMACEUTICALS, Inc.

By:	/s/ Andrew T. Drechsler
Name:	Andrew T. Drechsler
Title:	CFO

LENDER:

HERCULES CAPITAL FUNDING TRUST 2012-1

By: Hercules Technology Growth Capital, Inc., its servicer

By:	/s/ Ben Bang
Name:	Ben Bang
Its:	Associate General Counsel

HERCULES CAPITAL FUNDING TRUST 2014-1

By: Hercules Technology Growth Capital, Inc., its servicer

By:	/s/ Ben Bang
Name:	Ben Bang
Its:	Associate General Counsel

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:	/s/ Ben Bang
Name:	Ben Bang
Its:	Associate General Counsel

[Signature page to Amendment No. 5 to Loan and Security Agreement]